UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST
ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
ACTIVE ASSETS MONEY TRUST
ACTIVE ASSETS TAX-FREE TRUST
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: ______________________

2)	Aggregate number of securities to which transaction applies: ______________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

4)	Proposed maximum aggregate value of transaction: ______________________

5)	Total fee paid: ______________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ______________________

2)	Form, Schedule or Registration Statement No.: ______________________

3)	Filing Party: ______________________

4)	Date Filed: ______________________

                                IMPORTANT NOTICE
                     MEETINGS ADJOURNED TO OCTOBER 30, 2006

The Special Meetings of Shareholders of certain Morgan Stanley Funds, originally scheduled for August 1, 2006, have been adjourned a third time to October 30,
2006 in order to solicit additional shareholder votes.

Please take a moment to cast your vote and return the proxy card in the envelope provided. If it is more convenient, you may cast you vote via the Internet or by telephone. Please see the enclosed proxy card for instructions to vote by
Internet or by telephone.

PROXY                 THE MORGAN STANLEY MONEY MARKET FUNDS                PROXY
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all shares of the above Fund(s) held of record as of the Record Date by the undersigned at the Special Meetings of Shareholders to be held on Tuesday,
August 1, 2006 at 1221 Avenue of the Americas, New York, New York 10020, and at
any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE: 1-866-877-0438
                            [                  ]            [                  ]

                            NOTE: Please sign exactly as name(s) appear(s) on
                            the records of a Fund. Joint owners should each sign
                            personally. Trustees and other representatives
                            should indicate the capacity in which they sign, and
                            where more than one name appears, a majority must
                            sign. If a corporation or another entity, the
                            signature should be that of an authorized officer
                            who should state his or her full title.

                            ----------------------------------------------------
                            Stockholder sign here

                            ----------------------------------------------------
                            Co-owner sign here

                            ----------------------------------------------------
                            Date                                       MSM_16423

MORGAN STANLEY FUNDS           MORGAN STANLEY FUNDS         MORGAN STANLEY FUNDS
--------------------           --------------------         --------------------
Fundname Drop In 1             Fundname Drop In 2           Fundname Drop In 3
Fundname Drop In 4             Fundname Drop In 5           Fundname Drop In 6

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

--------------------------------------------------------------------------------
[ ] To vote FOR ALL Proposals for all Funds mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.   ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

   01. Frank L. Bowman    02. Kathleen A. Dennis    03. James F. Higgins
   04. Joseph J. Kearns   05. Michael F. Klein      06. W. Allen Reed
   07. Fergus Reid

                        FOR      WITHHOLD     FOR ALL
                        ALL        ALL        EXCEPT
Fundname Drop-In 1      [ ]        [ ]          [ ]    _________________
Fundname Drop-In 2      [ ]        [ ]          [ ]    _________________
Fundname Drop-In 3      [ ]        [ ]          [ ]    _________________
Fundname Drop-In 4      [ ]        [ ]          [ ]    _________________
Fundname Drop-In 5      [ ]        [ ]          [ ]    _________________
Fundname Drop-In 6      [ ]        [ ]          [ ]    _________________

2.   TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
     REGARDING:

2.a. PLEDGING ASSETS POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

2.b. MARGIN POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

2.c.   OIL & GAS POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

2.d. WARRANTS POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]

2.e. TRUSTEE/OFFICER OWNERSHIP POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

2.f. EXERCISING CONTROL POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

2.g. COMMON STOCK POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

2.h. UNSEASONED COMPANIES POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]

2.i. JOINT SECURITIES ACCOUNTS POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]

3.   TO APPROVE THE MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
     REGARDING:

3.a. DIVERSIFICATION POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

3.b. BORROWING POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

3.c. LOAN POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

3.d. COMMODITIES POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

3.e. SENIOR SECURITIES POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

4.   TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES AS
     NON-FUNDAMENTAL POLICIES REGARDING:

4.a. SHORT SALES POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

4.b. PURCHASING OTHER INVESTMENT COMPANIES POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]

4.c. ILLIQUID/RESTRICTED SECURITIES POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]

4.d. PUTS/CALLS POLICY.

                     FOR   AGAINST  ABSTAIN                      FOR   AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1   [ ]     [ ]      [ ]    Fundname Drop In 2  [ ]     [ ]      [ ]    Fundname Drop In 3   [ ]     [ ]      [ ]
Fundname Drop In 4   [ ]     [ ]      [ ]    Fundname Drop In 5  [ ]     [ ]      [ ]    Fundname Drop In 6   [ ]     [ ]      [ ]